UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC 20549


                                      FORM 8-K

                                   CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


           Date of report (Date of earliest event reported) April 1, 1999


                               TRIARC COMPANIES, INC.
                 --------------------------------------------------
               (Exact name of registrant as specified in its charter)


          DELAWARE                 1-2207          38-0471180
          -----------------        --------------  --------------
          (State or other          (Commission     (I.R.S. Employer
          jurisdiction of          File No.)       Identification No.)
          incorporation of
          organization)


          280 Park Avenue
          New York, NY                                             10017
          -----------------------------------------          -----------------
          (Address of principal executive office)                (Zip Code)


          Registrant's telephone number, including area code:   (212)  451-3000


          -----------------------------------------          -----------------
          (Former name or former address,                        (Zip Code)
           if changed since last report)



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  Exhibits

        4.1 - Registration Rights Agreement dated as of February 25, 1999 among TCPG, TBHC, the Guarantors party thereto and Nelson Peltz and Peter W. May

        10.1 - Letter Agreement dated as of February 13, 1997 between Arby's, Inc. and Roland Smith

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                    TRIARC COMPANIES, INC.



                                    By: BRIAN L. SCHORR
                                        Brian L. Schorr
                                        Executive Vice President
                                        and Chief Financial Officer

Dated: April 1, 1999



                                    EXHIBIT INDEX

Exhibit
   No.                  Description                                     Page No.
-------                 -----------                                     --------

4.1   --       Registration Rights Agreement dated as of February 25,
               1999 among TCPG, TBHC, the Guarantors party thereto and Nelson Peltz and Peter W. May

10.1 -- Letter Agreement dated as of February 13, 1997 between Arby's, Inc. and Roland Smith